Exhibit 99.1

REACHLOCAL REPORTS SECOND QUARTER 2010 RESULTS

Revenue Increases 47% Year-over-Year to $70.4 Million

Direct Local Revenue Grows 60% Year-over-Year to $52.3 million

(WOODLAND HILLS, CA) – July 27, 2010 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small and medium-sized businesses (SMBs), today reported financial results for the second quarter ended June 30, 2010.

“ReachLocal delivered strong growth and financial results for our first quarter as a public company,” said Zorik Gordon, President and CEO of ReachLocal. “We believe our results demonstrate our ability to address the large, global, untapped local online advertising market and the strength of our strategy of leveraging our proprietary technology platform with our ‘feet on the street’ sales force. During the quarter, we added to our local Internet Marketing Consultant (IMC) sales force, expanded our geographic footprint into five additional markets, executed the beta launch of Bizzy, our new SMB retention and acquisition platform, and added to our product portfolio with the release of our new TotalLiveChat product.”

Quarterly Results at a Glance

	Q2 2010	Q2 2009	% Change
Consolidated Revenues	$70,362	$47,970	47%
Net Income (Loss)	$(2,394)	$(1,010)	(137)%
Net Income (Loss) per Diluted Share	$(0.09)	$(0.04)	(125)%
Consolidated Adjusted EBITDA	$455	$499	(9)%
Underclassmen Expense	$8,679	$5,968	45%
Cash Flow from Operations	$6,956	$5,530	26%
Non-GAAP Net Income (Loss)	$(387)	$(234)	(65)%
Non-GAAP Net Income (Loss) per Diluted Share	$(0.02)	$(0.01)	(100)%

Key Metrics (at period end):
Active Advertisers	16,700	13,200	27%
Active Campaigns	21,400	16,100	33%
Total Upperclassmen	246	143	72%
Total Underclassmen	395	256	54%
Total IMCs	641	399	61%

Revenue by Channel and Geography:
Direct Local Revenues	$52,323	$32,781	60%
National Brand Agencies and Resellers Revenues (NBAR)	$18,039	$15,189	19%
International Revenues (included above)	$11,122	$1,521	631%

“The Direct Local channel, our primary engine of growth, delivered 60% year-over-year revenue growth, driven by our increasing number of IMCs as well as the improved productivity of our Upperclassmen IMCs,” said Michael Kline, COO of ReachLocal. “We continued to invest in the hiring of Underclassmen IMCs and in the expansion of our IMC footprint by opening additional offices in the United States, the United Kingdom and Australia.” Results from ReachLocal’s Australian operations are not included for Q2 2009, as such operations were not consolidated into the Company’s financial statements until September 2009, when the Company acquired the portion of that operation that it did not already own.

Cash and Share Count

As of June 30, 2010, ReachLocal had cash and cash equivalents and short-term investments of $83.8 million. The Company received $42.1 million in proceeds in connection with its initial public offering on May 19, 2010, net of issuance costs. Shares outstanding at the end of the second quarter were 27.8 million.

Business Outlook

“ReachLocal’s operations delivered strong revenue and operating cash flow growth during the second quarter. Looking ahead, ReachLocal has an outlook of 40+% revenue growth for calendar year 2010, with continued investment in its sales force, new product launches and customer service initiatives”, said Ross Landsbaum, CFO of ReachLocal.

The Company’s forecast for the third quarter and the full year 2010 is as follows:

Third Quarter 2010

•	Consolidated Revenues in the range of $74.8 to $75.2 million

•	Consolidated Adjusted EBITDA in the range of $(0.9) to $(1.1) million

Full Year 2010

•	Consolidated Revenues in the range of $288.1 to $288.9 million.

•	Consolidated Adjusted EBITDA in the range of $(1.4) to $(1.8) million

•	Ending IMC Upperclassmen in the range of 290 to 310

•	Ending IMC Underclassmen in the range of 350 to 370

Conference Call and Webcast Information

The ReachLocal second quarter fiscal 2010 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, July 27, 2010, during which the Company will provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-2069 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, Management also considers non-GAAP measures of net income (loss), net income (loss) per share, and adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants, as each of these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as earnings before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs (including in the case of the February 2010 acquisition of SMB:Live, the amortization of acquired intangibles and the deferred cash consideration). Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants (IMCs) as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers channel (NBAR).

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through the Company’s Direct Local channel as well as clients served through the Company’s National Brands, Agencies and Resellers channel. The Company calculates Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which the Company does not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number the Company calculates to approximate the number of individual products or services the Company is managing under contract for Active Advertisers. For example, if the Company is performing both ReachSearch and ReachDisplay campaigns for a client, the Company considers that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, the Company considers that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to purchase media from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain our Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers, (iv) the Company’s ability to successfully enter new markets and manage its international expansion (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (iv) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vi) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company’s business and financial results is contained in its final Prospectus related to its initial public offering filed pursuant to Rule 424(b) under the Securities Act with the SEC on May 19, 2010. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.’s (NASDAQ: RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutions, including search engine marketing (ReachSearch™), display advertising (ReachDisplay™) and remarketing, customer retention tools (Bizzy™) and online marketing analytics (TotalTrack®), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, “feet-on-the-street” sales force of Internet Marketing Consultants and select third party agencies and resellers. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia and the United Kingdom.

Investor Relations:	Media Contact:
Alex Wellins	David Glaubke
The Blueshirt Group	Director of Corporate Communications
(415) 217-5861	ReachLocal, Inc.
alex@blueshirtgroup.com	(818) 936-9908
dglaubke@reachlocal.com

(Tables to follow)

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$75,779	$35,379
Short-term investments	8,060	8,037
Accounts receivable, net	3,898	3,229
Prepaid expenses and other current assets	2,119	1,590

Total current assets	89,856	48,235
Property and equipment, net	5,282	4,900
Capitalized software development costs, net	8,053	5,099
Restricted certificates of deposit	1,122	1,131
Intangible assets, net	3,730	2,068
Other assets	1,024	967
Deferred offering costs	—	3,099
Goodwill	34,118	32,388

Total assets	$143,185	$97,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$25,284	$21,498
Accrued expenses	11,827	10,342
Deferred payment obligations	223	5,955
Deferred revenue	21,399	16,989
Other current liabilities	278	165

Total current liabilities	59,011	54,949

Deferred rent and other liabilities	1,101	820

Total liabilities	60,112	55,769

Stockholders’ Equity:
Convertible preferred stock	—	5
Receivable from stockholder	(99)	(99)
Additional paid-in capital	92,860	47,247
Accumulated deficit	(9,545)	(4,897)
Accumulated other comprehensive loss	(143)	(138)

Total stockholders’ equity	83,073	42,118

Total liabilities and stockholders’ equity	$143,185	$97,887

REACHLOCAL, INC.

UNAUDITED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue	$70,362	$47,970	$133,988	$90,705
Cost of revenue	38,447	26,618	73,286	50,441
Operating expenses:
Selling and marketing	26,341	17,681	50,281	34,761
Product and technology	2,522	1,288	4,866	2,262
General and administrative	5,618	3,362	11,003	6,419

Total operating expenses	34,481	22,331	66,150	43,442

Loss from operations	(2,566)	(979)	(5,448)	(3,178)
Other income (expense), net	265	26	255	35

Loss before provision for income taxes	(2,301)	(953)	(5,193)	(3,143)
Provision (benefit) for income taxes	93	57	(545)	124

Net loss	$(2,394)	$(1,010)	$(4,648)	$(3,267)

Net loss per share, basic and diluted	$(0.09)	$(0.04)	$(0.19)	$(0.14)

Weighted average common shares used in computation of net loss per share, basic and diluted	25,621	22,794	24,651	22,746

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:
Stock-based compensation:
Cost of revenue	$70	$15	$161	$25
Selling and marketing	260	173	441	242
Product and technology	259	15	523	32
General and administrative	811	554	1,360	1,001

	$1,400	$757	$2,485	$1,300

Depreciation and amortization:
Cost of revenue	$98	$63	$170	$126
Selling and marketing	249	196	494	392
Product and technology	838	404	1,508	759
General and administrative	262	58	509	114

	$1,447	$721	$2,681	$1,391

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Six Months Ended June 30,
	2010	2009
Cash flow from operating activities:
Net loss	$(4,648)	$(3,267)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,681	1,391
Stock-based compensation, net	2,485	1,300
Provision for doubtful accounts	46	62
Interest and foreign currency gain on payment obligations, net	(55)	—
Provision for deferred income taxes	(702)	—
Changes in operating assets and liabilities:
Accounts receivable	(573)	1,120
Prepaid expenses and other current assets	(492)	(287)
Other assets	(69)	(49)
Accounts payable and accrued liabilities	5,985	5,721
Deferred revenue and other	4,827	2,551

Net cash provided by operating activities	9,485	8,542

Cash flow from investing activities:
Additions to property, equipment and software	(4,166)	(1,988)
Purchase of SMB:LIVE, net of acquired cash	(2,753)	—
Payment deferred obligation	(5,853)	—
Purchases of short term investments	(24)	(5)

Net cash provided by (used in) investing activities	(12,796)	(1,993)

Cash flow from financing activities:
Proceeds from exercise of stock options	171	42
Proceeds from initial public offering	47,648	—
Deferred offering costs	(3,816)	—

Net cash provided by (used in) financing activities	44,003	42

Effect of exchange rates on cash	(292)	(11)
Net change in cash and cash equivalents	40,400	6,580

Cash and cash equivalents—beginning of period	35,379	38,820

Cash and cash equivalents—end of period	$75,779	$45,400

Non-GAAP Financial Measures:

Reconciliation of Adjusted EBITDA to Loss from operations (in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Loss from operations	$(2,566)	$(979)	$(5,448)	$(3,178)
Add:
Depreciation and amortization	1,447	721	2,681	1,391
Stock-based compensation, net	1,400	757	2,485	1300
Acquisition and integration costs	174	—	509	—

Adjusted EBITDA (1)	$455	$499	$227	$(487)

Underclassmen Expense (2)	$8,679	$5,968	$16,485	$12,860

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2009 and 2010

(in thousands, except per share amounts)

	Three Months Ended June 30, 2010				Three Months Ended June 30, 2009
	GAAP Operating Results “As Reported”	Adjustments: Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results “As Reported”	Adjustments: Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$70,362	$—	$—	$70,362	$47,970	$—	$—	$47,970
Cost of revenue	38,447	(70)	—	38,377	26,618	(15)	—	26,603
Operating expenses:
Sales and marketing	26,341	(260)	(3)	26,078	17,681	(173)	—	17,508
Product and technology	2,522	(308)	(341)	1,873	1,288	(34)	—	1,254
General and administrative	5,618	(811)	(214)	4,593	3,362	(554)	—	2,808

Total Operating expenses	34,481	(1,379)	(558)	32,544	22,331	(761)	—	21,570

Loss from operations	(2,566)	1,449	558	(559)	(979)	776		(203)
Other income (expense), net	265	—	—	265	26	—	—	26

Loss before provision for income taxes	(2,301)	1,449	558	(294)	(953)	776	—	(177)
Provision (benefit) for income tax	93	—	—	93	57	—	—	57

Net Loss	$(2,394)	$1,449	$558	$(387)	$(1,010)	$776	$—	$(234)

Net loss per share
Basic	$(0.09)			$(0.02)	$(0.04)			$(0.01)

Diluted	$(0.09)			$(0.02)	$(0.04)			$(0.01)

Weighted average shares outstanding (5)
Basic	25,621			25,621	22,794			22,794
Diluted	25,621			25,621	22,794			22,794

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2009 and 2010

(in thousands, except per share amounts)

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
	GAAP Operating Results “As Reported”	Adjustments: Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results “As Reported”	Adjustments: Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$133,988	$—	$—	$133,988	$90,705	$—	$—	$90,705
Cost of revenue	73,286	(161)	—	73,125	50,441	(25)	—	50,416
Operating expenses:							—
Sales and marketing	50,281	(441)	(7)	49,833	34,761	(242)	—	34,519
Product and technology	4,866	(621)	(472)	3,773	2,262	(63)	—	2,199
General and administrative	11,003	(1,360)	(670)	8,973	6,419	(1,001)	—	5,418

Total Operating expenses	66,150	(2,422)	(1,149)	62,579	43,442	(1,306)	—	42,136

Loss from operations	(5,448)	2,583	1,149	(1,716)	(3,178)	1,331	—	(1,847)
Other income (expense), net	255	—	—	255	35	—	—	35

Loss before provision for income taxes	(5,193)	2,583	1,149	(1,461)	(3,143)	1,331	—	(1,812)
Provision (benefit) for income tax	(545)	—	701	156	124	—	—	124

Net Loss	$(4,648)	$2,583	$448	$(1,617)	$(3,267)	$1,331	$—	$(1,936)

Net loss per share
Basic	$(0.19)			$(0.07)	$(0.14)			$(0.09)

Diluted	$(0.19)			$(0.07)	$(0.14)			$(0.09)

Weighted average shares outstanding (5)
Basic	24,651			24,651	22,746			22,746
Diluted	24,651			24,651	22,746			22,746

Footnotes

(1)	Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses and excluding, when applicable, non-cash stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.
(2)	Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.
(3)	Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.
(4)	Acquisition Related Costs: Acquisition related costs, including the amortization of acquired intangibles and the deferred cash consideration for the SMB: Live acquisition, are excluded from the Non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.
(5)	Weighted average shares outstanding: The weighted average shares outstanding prior to the initial public offering date of May 19, 2010 have been retroactively adjusted to reflect the conversion of the Company’s preferred stock into common stock. The periods after the initial public offering reflect the actual shares outstanding.